UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2007

NetLogic Microsystems, Inc.

(Exact name of registrant as specified in its charter)

000-50838

(Commission File Number)

Delaware	77-0455244
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1875 Charleston Road, Mountain View, CA 94043

(Address of principal executive offices, with zip code)

(650) 961-6676

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This form 8-K/A is filed as an Amendment to the Current Report on Form 8-K filed by NetLogic Microsystems, Inc. (“NetLogic”) on October 29, 2007 (the Initial 8-K). This Amendment is being filed to include the financial statements of Aeluros, Inc. (“Aeluros”) and pro forma financial information listed below.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The following financial statements of Aeluros, together with the report thereon signed by Mohler, Nixon & Williams, are filed as Exhibit 99.1 to this report:

•	Audited Balance Sheets as of December 31, 2006 and 2005.

•	Audited Statements of Operations for the years ended December 31, 2006 and 2005.

•	Audited Statements of Stockholders’ Deficit for the years ended December 31, 2006 and 2005.

•	Audited Statements of Cash Flows for the years ended December 31, 2006 and 2005.

•	Unaudited Balance Sheet as of June 30, 2007.

•	Unaudited Statements of Operations for the six months ended June 30, 2007 and 2006.

•	Unaudited Statements of Stockholders’ Deficit for the six months ended June 30, 2007.

•	Unaudited Statements of Cash Flows for the six months ended June 30, 2007 and 2006.

•	Notes to Financial Statements.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed financial information is being filed as Exhibit 99.2 to this report:

Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of June 30, 2007 and Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations for the year ended December 31, 2006 and for the six months ended June 30, 2007.

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited Financial Statements of Aeluros, Inc. as of and for the years ended December 31, 2005 and 2006. Unaudited financial statements of Aeluros, Inc. as of June 30, 2007 and for the six-month periods ended June 30, 2007 and 2006.

99.2	Unaudited pro forma financial information as of and for the six months ended June 30, 2007, and for the year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLOGIC MICROSYSTEMS, INC.

Date: January 9, 2008	By:	/s/ Michael Tate
Michael Tate
Chief Financial Officer

EXHIBIT INDEX

Exhibits	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited Financial Statements of Aeluros, Inc. as of and for the two years ended December 31, 2006. Unaudited financial statements of Aeluros, Inc. as of June 30, 2007 and for the six-month periods ended June 30, 2007 and 2006.

99.2	Unaudited pro forma financial information as of and for the six months ended June 30, 2007, and for the year ended December 31, 2006.

4